DEAR FELLOW SHAREHOLDERS:

     After cutting short-term interest rates eleven times last year because of economic weakness and the uncertainty caused by the September 11th attacks, the Federal Open Market Committee (FOMC) left interest rates unchanged at its first meeting of the new year. In fact, during the first quarter, it also moved its longstanding bias towards economic weakness to a neutral stance. From the market's viewpoint, the FOMC was signaling that the economy was in the process of recovering from the recession, which appears to have been both short and shallow. Because of this, market participants became concerned that a sharp snap back in economic growth could ignite inflation. In point of fact, the first quarter grew at an inflation-adjusted annual rate of 6.1%, which was well above market expectations. Unfortunately, the FOMC's message was sent at the very time that economic reports such as, durable goods orders, consumer confidence, housing and production were already putting upward pressure on interest rates because of the prospect of eventual monetary policy tightening. This concern combined with the spreading lack of faith in corporate America, rising geo-political risks and domestic terrorism, cast a pall over the financial markets. For example, for the first time in nearly sixty years, the major stock market indices are in danger of registering their third consecutive down year. Adding to the back-to-back declines in 2000 and 2001, the Dow Jones Industrial Average and the Standard & Poor's 500 Index were down for the first half of the year 6.9% and 13.2%, respectively, with dividends reinvested. Viewed against this backdrop, the Fund's first half common stock performance of 4.3%, with dividends reinvested, compares quite well. Also, at the end of the first half, the common stock was valued at $13.27, which provided an annual dividend yield of 7.7% based on the annual dividend of $1.02 per share.

     The strong economic growth of the first quarter, which was generated by transitory factors, gave way to more moderate growth expectations as the first quarter ended. The lowering of economic expectations led to a general decline in interest rates, however, because of continuing consumer pessimism and uncertainty, the more credit sensitive fixed-income sectors dramatically underperformed as a flight to quality favored U.S. Government securities. For example, from the end of the first quarter's levels, the yields on 10-year and 30-year U.S. Treasury securities declined by 63 and 32 basis points, respectively. Under normal market conditions, such broad-based declines in interest rates would be expected to have a positive impact on all sectors of the fixed-income markets. However, current market conditions are anything but normal given the many uncertainties facing market participants. As suggested above, these uncertainties, especially the lack of corporate oversight, caused a bifurcation of the fixed-income markets in general and the corporate subsectors in particular. For example, despite the fact that the U.S. budget has moved from surplus to deficit, investors moved assets in a "flight-to-quality" from the more credit sensitive sectors of the fixed-income markets to the safe haven of the U.S. Government sector. In the process, some major corporate subsectors such as telecom, energy and media experienced significant price volatility/spread widening and underperformed equal duration U.S. Treasuries. For example, the Lehman Brothers Aggregate Index had a positive rate of return of 3.8%. The returns of the corporate market and its subsectors suggest the extent of the turmoil. For example, the U.S. Treasury component of the Lehman Index had a first-half return of 3.6% while the U.S. Agency component returned 4.1%. These returns compare with the first-half return of 2.3% for the Corporate component of the Index. However, the corporate subsector components had widely divergent returns with industrials returning 0.3%, utilities returning 3.0% and financials returning 5.0%.

     Not surprising, therefore, because of the Fund's heavy investment in corporate securities, we underperformed the Lehman Index on a Net Asset Value basis. For the first half of the year, the Fund had a NAV total rate of return of negative 3.8% as reported by Lipper, Inc.

     As the above suggests, investor negativism and uncertainty seem to be all pervasive. However, as we look forward and focus on the somewhat longer-term time horizon, we are encouraged. We believe that quarterly economic growth will remain positive, and productivity will keep inflation low while improving corporate profitability. Also, as difficult as this may now seem, negative corporate announcements will gradually end and the improving economic fundamentals and cleaner accounting practices will provide a much improved environment for corporate bonds and allow investment returns to improve.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     To those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the "Plan") available to all registered shareholders of the Fund. Under the Plan, the Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Fund. Also, the cash purchase option permits participants to purchase shares in the open market through the Plan Agent. Additional information about the Plan is available from The Bank of New York, 1-800-524-4458, or for more details, please turn to page 17.

     We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

/s/ Francis E. Jeffries

Francis E. Jeffries, CFA
Chairman and President

                                 PROXY RESULTS

     At the May 22, 2002 annual meeting of shareholders, the Duff & Phelps Utility and Corporate Bond Trust Inc. shareholders voted on and approved the following proposal. The description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------
                                                                   SHARES VOTED      SHARES
                                                                       FOR         ABSTAINING
---------------------------------------------------------------------------------------------
1.   To elect three directors to serve until the Annual Meeting in the year indicated below or until their successors are
     duly elected and qualified:
         William W. Crawford (2005)                                 24,558,241      304,434
         Philip R. McLoughlin (2005)                                24,599,472      263,203
         Richard A. Pavia (2005)                                    24,577,883      284,792
     Directors whose term of office continued beyond this meeting are as follows:
     E. Virgil Conway, Harry Dalzell-Payne, William N. Georgeson, Francis E. Jeffries,
     Eileen A. Moran and Everett L. Morris.
---------------------------------------------------------------------------------------------

     Notice is hereby given in accordance with Section 23(C) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market at prevailing market prices.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            - LONG-TERM INVESTMENTS--134.8%
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS(A)--25.3%
            Federal National Mortgage Association,
 $ 6,327      8.00%, 10/01/30.....................................  Aaa       AAA        $   6,720,638
   5,230      7.00%, 12/01/31.....................................  Aaa       AAA            5,415,645
            Government National Mortgage Association
            Pass-Through Certificates,
     618      7.00%, 3/15/26......................................  Aaa       AAA              644,174
   1,361      7.50%, 5/15/26......................................  Aaa       AAA            1,446,843
   1,309      8.00%, 11/15/30.....................................  Aaa       AAA            1,392,034
     978      8.00%, 2/15/31......................................  Aaa       AAA            1,040,444
            U.S. Treasury Bonds,
  12,900      10.750%, 2/15/03....................................  Aaa       AAA           13,615,827
  40,000      10.375%, 11/15/12...................................  Aaa       AAA           51,423,420
                                                                                         -------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (cost $78,002,703)..................................                          81,699,025
                                                                                         -------------
            BONDS--109.5%
            AUTO & TRUCK--4.0%
   7,250    Ford Motor Company,
              9.215%, 9/15/21.....................................  Baa1      BBB+           7,909,822
   5,000    General Motors Corporation,
              8.10%, 6/15/24......................................  A3        BBB+           5,030,375
                                                                                         -------------
                                                                                            12,940,197
                                                                                         -------------
            BROADCASTING & PUBLISHING--2.0%
   6,550    Continental Cablevision, Inc.,
              9.50%, 8/01/13......................................  Baa2      BBB+           6,406,457
                                                                                         -------------
            FINANCIAL--22.8%
   7,000    Countrywide Capital I,
              8.00%, 12/15/26.....................................  Baa1      BBB+           6,940,255
  13,000    Ford Motor Credit Company,
              7.60%, 8/01/05......................................  A3        BBB+          13,638,429

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            FINANCIAL (CONTINUED)
            General Motors Acceptance Corporation,
 $ 5,000      6.38%, 1/30/04......................................  A2        BBB+       $   5,164,075
   5,000      7.75%, 1/19/10......................................  A2        BBB+           5,292,375
  10,000    Great Western Financial Trust II,
              8.206%, 2/01/27.....................................  Baa1      BBB-          10,395,050
  10,000    HouseHold Finance Corp,
              8.00%, 7/15/10......................................  A2        A             10,683,650
  10,000    KeyCorp Institution Capital B,
              8.25%, 12/15/26.....................................  A3        BBB           10,532,000
  10,000    NationsBank Capital Trust IV,
              8.25%, 4/15/27......................................  Aa3       A-            10,825,100
                                                                                         -------------
                                                                                            73,470,934
                                                                                         -------------
            INDUSTRIAL--37.2%
   5,000    Archer-Daniels-Midland Company,
              8.125%, 6/01/12.....................................  A1        A+             5,825,475
  15,000    Dayton Hudson Corp.,
              8.50%, 12/01/22 ....................................  A2        A+            15,604,575
   3,450    Fort James Corporation,
              9.25%, 11/15/21.....................................  Ba1       BBB-           3,111,227
            Georgia Pacific Corp.,
  10,000      9.625%, 3/15/22.....................................  Ba1       BBB-           9,557,400
   3,000      8.625%, 4/30/25.....................................  Ba1       BBB-           2,642,880
   5,000    Occidental Petroleum Corporation,
              9.25%, 8/01/19......................................  Baa2      BBB            6,028,350
  15,000    Phillips Petroleum Company,
              8.49%, 1/01/23......................................  A3        BBB+          15,899,624
  10,000    Sears Roebuck and Co.,
              9.375%, 11/01/11....................................  Baa1      A-            11,924,750
   5,000    Sun Company, Inc.,
              9.00%, 11/01/24.....................................  Baa2      BBB            5,602,600
            Tele-Communications, Inc.,
   5,275      10.125%, 4/15/22....................................  Baa2      BBB+           5,394,004
   3,200      9.875%, 6/15/22.....................................  Baa2      BBB+           3,197,312

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            INDUSTRIAL (CONTINUED)
 $ 5,000    Time Warner Entertainment Company, L.P.,
              8.875%, 10/01/12....................................  Baa1      BBB+       $   5,326,549
   5,000    Time Warner Inc.,
              9.15%, 2/01/23......................................  Baa1      BBB+           5,064,400
  10,000    Trans-Canada Pipelines Limited,
              9.875%, 1/01/21.....................................  A2        A-            12,662,750
  10,000    USX Corporation,
              9.125%, 1/15/13.....................................  Baa1      BBB+          12,181,800
                                                                                         -------------
                                                                                           120,023,696
                                                                                         -------------
            RETAIL--1.9%
   5,500    Target Corp.,
              7.50%, 8/15/10......................................  A2        A+             6,105,935
                                                                                         -------------
            TELEPHONE--13.7%
  10,500    AT&T Corp.,
              8.35%, 1/15/25......................................  Baa2      BBB+           8,013,915
  10,000    Bell Canada Inc.,
              9.50%, 10/15/10.....................................  A2        A             11,485,100
   5,000    Deutsche Telekom International Finance,
              8.25%, 6/15/30......................................  Baa1      BBB+           4,607,100
  10,000    MCI Communications Corp.,
              8.25%, 1/20/23......................................  Ca        CC             3,200,000
   5,000    New York Telephone Co.,
              8.625%, 11/15/10....................................  A1        A+             5,570,450
  10,125    Sprint Corp.,
              9.25%, 4/15/22......................................  Baa3      BBB-           8,575,064
  16,000    WorldCom Inc.
              6.50%, 5/15/04......................................  Ca        CC             2,720,000
                                                                                         -------------
                                                                                            44,171,629
                                                                                         -------------
            UTILITIES--ELECTRIC--27.9%
  10,000    Arizona Public Service Co.,
              8.00%, 2/01/25(b)...................................  A3        A-            10,292,350
  10,000    Boston Edison Co.,
              7.80%, 3/15/23......................................  A1        A             10,142,850

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            UTILITIES--ELECTRIC (CONTINUED)
 $10,000    CalEnergy Company, Inc.,
              8.48%, 9/15/28......................................  Baa3      BBB-       $  11,004,299
  17,438    ComEd Financing II,
              8.50%, 1/15/27......................................  Baa2      BBB           18,348,263
   6,000    Dayton Power & Light Co.,
              8.15%, 1/15/26......................................  A2        BBB+           6,129,210
   1,500    Houston Lighting & Power Company,
              7.75%, 3/15/23......................................  A3        BBB+           1,424,460
   6,000    Hydro-Quebec,
              8.00%, 2/01/13......................................  A1        A+             7,127,220
  10,000    Pacific Gas & Electric Co.,
              8.25%, 11/01/22.....................................  B3        CCC            9,950,000
   5,000    Progress Energy Inc.,
              7.10%, 3/01/2011....................................  Baa1      BBB            5,280,750
  10,000    Texas Utilities Electric Co.,
              8.875%, 2/01/22.....................................  A3        BBB+          10,463,699
                                                                                         -------------
                                                                                            90,163,101
                                                                                         -------------
            TOTAL BONDS (cost $383,500,377).......................                         353,281,949
                                                                                         -------------
            TOTAL LONG-TERM INVESTMENTS
            (cost $461,503,080)...................................                         434,980,974
                                                                                         -------------
            - SHORT-TERM INVESTMENTS--2.9%
            COMMERCIAL PAPER--1.4%
   2,300    General Electric Capital Corp.,
              1.757%, 7/30/02.........................................................       2,300,000
   1,997    Ace Overseas,
              1.833%, 7/03/2002(c)....................................................       1,997,153
                                                                                         -------------
            TOTAL COMMERCIAL PAPER
            (cost 4,297,153)..........................................................       4,297,153
                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2002
                                  (UNAUDITED)

                                                                         RATINGS
                                                                    ------------------
PRINCIPAL                                                                     STANDARD      MARKET
 AMOUNT                                                                          &           VALUE
  (000)                          DESCRIPTION                        MOODY'S    POOR'S      (NOTE 1)
---------   ------------------------------------------------------  -------   --------   -------------
            TIME DEPOSIT--1.5%
 $ 4,915    Hypvereinsbank Cayman,
              2.00%, 7/01/02(c)
              (cost $4,915,000)...................................                       $   4,915,000
                                                                                         -------------
            TOTAL SHORT-TERM INVESTMENTS--2.9%
            (cost $9,212,153).........................................................       9,212,153
                                                                                         -------------
            TOTAL INVESTMENTS--137.7%
            (cost $470,715,233) (Note 3)..............................................     444,193,127
            Liabilities, less cash and other assets--(37.7%)..........................    (121,462,665)
                                                                                         -------------
            NET ASSETS--100%..........................................................   $ 322,730,462
                                                                                         =============

--------------------------------------------------------------------------------
(a) AAA ratings on U.S. government and agency obligations are assumed because they are not rated.

(b) As of 6/30/02, securities, or portions thereof, have been loaned to other investors.

(c) Purchased with cash collateral received for portfolio securities loaned.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2002
                                  (UNAUDITED)

ASSETS
Investments, at value (cost $464,143,800)...................  $437,606,023
Securities on loan, at value (cost $6,571,433)..............     6,587,104
Cash........................................................    17,545,856
Interest receivable.........................................    10,155,607
Receivable for common stock reinvestments...................       254,878
Other assets................................................        58,099
                                                              ------------
     Total assets...........................................   472,207,567
                                                              ------------
LIABILITIES
Commercial paper (Note 5)...................................   142,078,151
Payable upon return of securities loaned (Note 4)...........     6,912,153
Investment advisory fee payable (Note 2)....................       199,134
Administrative fee payable (Note 2).........................        41,998
Accrued expenses and other liabilities......................       245,669
                                                              ------------
     Total liabilities......................................   149,477,105
                                                              ------------
NET ASSETS..................................................  $322,730,462
                                                              ============
CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized,
  26,365,092 shares issued and outstanding (Note 6).........  $    263,651
Additional paid-in capital..................................   360,704,915
Distribution in excess of net investment income.............    (9,424,292)
Accumulated net realized loss on investment transactions....    (2,291,706)
Net unrealized depreciation on investments..................   (26,522,106)
                                                              ------------
NET ASSETS..................................................  $322,730,462
                                                              ============
Net asset value per share of common stock:
  ($322,730,462 / 26,365,092 shares of common stock issued
     and outstanding).......................................  $      12.24
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  (UNAUDITED)

INVESTMENT INCOME
  Interest income...........................................  $ 17,349,851
  Security lending fee income (Note 4)......................        11,393
                                                              ------------
     Total investment income................................    17,361,244
                                                              ------------
EXPENSES
  Investment advisory fee (Note 2)..........................     1,204,056
  Administrative fee (Note 2)...............................       254,790
  Directors' fees...........................................       100,115
  Commercial paper fee......................................        82,810
  Commitment fees (Note 5)..................................        71,920
  Commissions expense--commercial paper.....................        71,898
  Transfer agent fee and expenses...........................        58,700
  Professional fees.........................................        52,119
  Custodian fee and expenses................................        25,794
  Reports to shareholders...................................        19,188
  Registration fee..........................................        17,368
  Other.....................................................         8,720
                                                              ------------
  Total operating expenses..................................     1,967,478
  Interest expense--commercial paper (Note 5)...............     1,750,054
                                                              ------------
     Total expenses.........................................     3,717,532
                                                              ------------
     Net investment income..................................    13,643,712
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions..............     2,380,365
  Net change in unrealized appreciation/depreciation on
     investments............................................   (28,543,604)
                                                              ------------
     Net realized and unrealized loss on investments........   (26,163,239)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(12,519,527)
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

INCREASE (DECREASE) IN CASH
Cash flows provided from (used for) operating activities:
     Interest received......................................  $ 18,275,451
     Expenses paid..........................................    (1,961,809)
     Interest expense paid..................................    (2,396,149)
     Purchase of long-term portfolio investments............   (39,021,545)
     Proceeds from sale of long-term portfolio
       investments..........................................    48,748,554
     Net proceeds from sales in excess of purchases of
       short-term portfolio investments.....................    46,447,847
                                                              ------------
     Net cash provided from (used for) operating
       activities...........................................    70,092,349
                                                              ------------
Cash flows provided from (used for) financing activities:
     Repayment of collateral upon return of securities
       loaned...............................................   (44,147,847)
     Net cash provided from commercial paper................       632,013
     Cash dividends paid to shareholders....................   (14,093,030)
                                                              ------------
     Net cash provided from (used for) financing
       activities...........................................   (57,608,864)
                                                              ------------
Net increase in cash........................................    12,483,485
     Cash at beginning of period............................     5,062,371
                                                              ------------
     Cash at end of period..................................  $ 17,545,856
                                                              ============
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations........  $(12,519,527)
                                                              ------------
     Decrease in investments................................    57,417,014
     Net realized gain on investments transactions..........    (2,380,365)
     Net change in unrealized appreciation/depreciation on
       investments..........................................    28,543,604
     Increase in interest receivable........................      (327,951)
     Increase in other assets...............................        (7,242)
     Decrease in interest payable...........................      (646,095)
     Increase in accrued expenses and other liabilities.....        12,911
                                                              ------------
        Total adjustments...................................    82,611,876
                                                              ------------
Net cash provided from (used for) operating activities......  $ 70,092,349
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE
                                                        SIX MONTHS
                                                           ENDED             FOR THE
                                                       JUNE 30, 2002       YEAR ENDED
                                                        (UNAUDITED)     DECEMBER 31, 2001
                                                       -------------    -----------------
OPERATIONS
  Net investment income..............................  $ 13,643,712       $ 25,159,125
  Net realized gain on investment transactions.......     2,380,365          1,947,343
  Net change in unrealized appreciation/depreciation
     on investments..................................   (28,543,604)        14,720,088
                                                       ------------       ------------
  Net increase (decrease) in net assets resulting
     from operations.................................   (12,519,527)        41,826,556
                                                       ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income..............................   (13,410,291)       (24,998,956)
  In excess of net investment income.................            --         (1,659,944)
                                                       ------------       ------------
                                                        (13,410,291)       (26,658,900)
CAPITAL STOCK TRANSACTIONS
  Reinvestment of dividends resulting in the issuance
     of 120,124 shares and 210,059 shares of Common
     Stock, respectively.............................     1,546,754          2,767,497
                                                       ------------       ------------
  Total increase (decrease) in net assets............   (24,383,064)        17,935,153
NET ASSETS
  Beginning of period................................   347,113,526        329,178,373
                                                       ------------       ------------
  End of period......................................  $322,730,462       $347,113,526
                                                       ============       ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                         FOR THE
                                       SIX MONTHS
                                          ENDED
                                        JUNE 30,                 FOR THE YEAR ENDED DECEMBER 31,
                                          2002         ----------------------------------------------------
                                       (UNAUDITED)       2001       2000       1999       1998       1997
                                       -----------     --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period.............................   $  13.23       $  12.64   $  12.54   $  14.79   $  14.48   $  13.80
                                        --------       --------   --------   --------   --------   --------
  Net investment income(1)(2)........       0.52           0.96       0.98       1.06       1.06       1.08
  Net realized and unrealized gain
    (loss) on investments
    transactions(2)..................      (1.00)          0.65       0.17      (2.13)      0.43       0.78
                                        --------       --------   --------   --------   --------   --------
  Net increase (decrease) from
    investment operations............      (0.48)          1.61       1.15      (1.07)      1.49       1.86
                                        --------       --------   --------   --------   --------   --------
Dividends from net investment
  income.............................      (0.51)         (1.02)     (1.05)     (1.18)     (1.18)     (1.18)
                                        --------       --------   --------   --------   --------   --------
Net asset value, end of period(3)....   $  12.24       $  13.23   $  12.64   $  12.54   $  14.79   $  14.48
                                        ========       ========   ========   ========   ========   ========
Per share market value, end of
  period(3)..........................   $  13.27       $  13.21      12.75   $11.5625   $ 15.375   $14.4375
                                        ========       ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN(4)...........       4.50%         11.90%     20.41%    (18.32)%    15.24%     22.21%
RATIOS TO AVERAGE NET ASSETS(5)
Operating expenses...................       2.19%(6)       3.07%      4.02%      3.26%      3.13%      3.15%
Operating expenses (excluding
  commercial paper expenses).........       1.16%(6)       1.02%      1.04%      1.01%      0.91%      0.80%
Net investment income(2).............       8.03%(6)       7.35%      7.98%      7.84%      7.26%      7.84%
SUPPLEMENTAL DATA
Portfolio turnover...................          8%            10%        15%        17%        10%        12%
Net assets, end of period (000)......   $322,730       $347,114   $329,178   $326,176   $384,807   $376,685
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end
  of period (000)....................   $143,000       $143,000   $143,000   $143,000   $143,000   $143,000
Average daily amortized cost of
  commercial paper outstanding
  (000)..............................   $141,907       $141,686   $141,152   $141,157   $141,063   $141,704
Asset coverage per $1,000 at end of
  period.............................   $  3,254       $  3,440   $  3,294   $  3,268   $  3,684   $  3,625

------------------------------------
(1) Based on average shares outstanding.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and decrease the ratio of net investment income to average net assets from 8.76% to 8.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Net asset value and market value are published in The Wall Street Journal each Monday.

(4) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.

(5) As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.

(6) Annualized.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2002 (UNAUDITED)

     Duff & Phelps Utility and Corporate Bond Trust Inc. (the "Fund") was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

     The Fund's investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund values its fixed-income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Fund (the "Board"). The relative illiquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities on the open market. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board.

     Debt securities having a remaining maturity of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method. All discounts/premiums are accreted/amortized for financial reporting purposes (see "Change in Accounting Principle" note).

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares and pays dividends to shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date.

REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. Treasury or Government Agency securities. All collateral is held through the Fund's custodian and is monitored daily so that its market value exceeds the carrying value of the repurchase agreement.

USE OF ESTIMATES: The preparation of financial statements, in conformity with accounting principles generally accepted in the United

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts for income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS

     The Fund has an Advisory Agreement with the Duff & Phelps Investment Management Co. (the "Adviser"), a subsidiary of Phoenix Investment Partners Ltd. and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator").

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

     The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly net assets, (which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage) subject to a monthly minimum of $12,500.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Fund who are fulltime employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

     For the six months ended June 30, 2002, the Fund had purchases of $39,021,545 and sales of $48,507,091 of investment securities, other than short-term investments. For the six months ended June 30, 2002, the Fund had no purchases or sales of U.S. Government securities.

     The cost of investments of the Fund for federal income tax purposes was $481,874,957. The net unrealized depreciation aggregated $37,681,830 of which $4,684,267 related to appreciated securities and $42,366,097 related to depreciated securities.

NOTE 4.  SECURITY LENDING

     The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fee income. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

     As of June 30, 2002, the Fund's custodian held short-term investments having an aggregate value of $6,912,153 as collateral for portfolio securities loaned having a market value of $6,587,104.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 5.  COMMERCIAL PAPER

     As of June 30, 2002, $143,000,000 of commercial paper was outstanding with an amortized cost of $142,078,151. The average discount rate of commercial paper outstanding at June 30, 2002 was 2.25%. The average daily balance of commercial paper outstanding for the six months ended June 30, 2002 was $141,906,703 at a weighted average discount rate of 2.69%. The maximum amount of commercial paper outstanding at any time during the period was $143,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $75,000,000. Interest on borrowings is based on market rates in effect on the time of borrowing. The commitment fee is computed at the rate of 0.18% per annum on the unused balance. During the six months ended June 30, 2002 there were no borrowings under this agreement.

NOTE 6.  CAPITAL

     Of the 26,365,092 shares of common stock outstanding at June 30, 2002, Phoenix Investment Partners Ltd. owned 17,648 shares.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the "Plan Agent") in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if
(2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to plan participants.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

     The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

     The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

     Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently $5.00 plus $.10 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

DIRECTORS

Francis E. Jeffries, Chairman
E. Virgil Conway
William W. Crawford
William N. Georgeson
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
Richard A. Pavia
Harry Dalzell-Payne

OFFICERS

Francis E. Jeffries
President & Chief Executive Officer

Dennis A. Cavanaugh
Senior Vice President, Chief Investment Officer & Assistant
Treasurer

Daniel J. Petrisko
Vice President & Portfolio Manager

Alan Meder
Treasurer

Richard J. Wirth
Secretary

INVESTMENT ADVISER

Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555

ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT

The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, IL 60606

This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Fund shares. Information contained in this report is dated and subject to change. Past performance is no guarantee of future results.

Duff & Phelps Utility and Corporate Bond Trust Inc.
55 East Monroe Street
Chicago, IL 60603
                                 DUFF & PHELPS
                                  UTILITY AND
                                   CORPORATE
                                BOND TRUST INC.

                                     [LOGO]

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002